UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Natcon Dr
 Shirley, New York, United States 11967
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On October 18, 2023, the Company appointed Natalia Vakhitova to serve as the Company's Chief Financial Officer.  Ms. Vakhitova, age 37, has served as the Corporate Senior Controller of the Company's subsidiary, Biodex Medical Systems, Inc. since August 2023.  From June 2017 to January 2018, Ms. Vakhitova served as the Interim Chief Financial Officer of the Company's subsidiary, Inspira Financial Company.  In addition, from 2017 to September 2020, Ms. Vakhitova was a consultant with Optima Corporate Consulting Inc. in the finance and accounting sector.

In connection with her employment, Ms. Vakhitova will be paid an annual base salary of $250,000. In addition, Ms. Vakhitova will be eligible to participate in the benefit programs generally available to executive officers of the Company.

There are no arrangements or understandings between Ms. Vakhitova and any other persons pursuant to which she was selected as Chief Financial Officer. There are also no family relationships between Ms. Vakhitova and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Vakhitova's appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Departure of Chief Financial Officer and Chief Accounting Officer

On October 17, 2023, Dennis Nelson, the Company's Chief Financial Officer, Chief Accounting Officer and Treasurer, informed the Company of his resignation effective on October 17, 2023. Mr. Nelson's resignation is not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company's accounting practices or financial reporting.

Exhibit No.	Description

99.1	Press Release of Salona Global Medical Device Corporation dated October 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: October 20, 2023	By:	/s/ Michael Seckler
	Name:	Michael Seckler
	Title:	Chief Executive Officer